Advances from the Federal Home Loan Bank (Tables)	12 Months Ended
Jun. 30, 2023
Federal Home Loan Banks [Abstract]
Schedule of Advances from the Federal Home Loan Bank	Advances from the Federal Home Loan Bank, collateralized at June 30, 2023 and 2022 by pledges of collateral composed of first mortgage residential and multi-family loans totaling $157.3 million and $167.8 million, respectively, and the Banks’ investment in Federal Home Loan Bank stock, are summarized as follows:
(in thousands)	2023
2023	$66,360
2024	3,643
2025	31
2026	22
2027	16
2028	11
2029	4
2030-2033	-
$70,087